UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report    (Date of earliest event reported)     November 19, 2003

Protective Life Insurance Company

(Exact name of registrant as specified in its charter)

Tennessee	33-31940; 33-39345;	63-0169720
(State or other jurisdiction	33-57052; 333-02249; 333-100944	(IRS Employer
of incorporation)	(Commission File Numbers)	Identification No.)

2801 Highway 280 South
Birmingham, Alabama 35223

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code (205) 268-1000

N/A
(Former name or former address, if changed since last report.)

___________________________________________________________________

Item 5. Other Events.

CONSOLIDATED EARNINGS RATIOS

The	following table sets forth, for the years and periods indicated, Protective Life’s ratios of:
• Consolidated earnings to fixed charges;
• Consolidated earnings to fixed charges before interest credited on investment products.

                                              Nine Months
                                                 Ended
                                           September 30,          Year Ended December 31,
                                             --------------   --------------------------------
                                              2003   2002     2002   2001   2000   1999   1998
                                              ----   ----     ----   ----   ----   ----   ----

Ratio of Consolidated Earnings to Fixed
 Charges(1)                                    1.5    1.3      1.3    1.2    1.2    1.6    1.5
Ratio of Consolidated Earnings to Fixed
 Charges Before Interest Credited on
 Investment Products(2)                       66.4   52.6     49.1   47.2   28.3   27.7   18.4

(1)

Protective Life calculates the ratio of “Consolidated Earnings to Fixed Charges” by dividing the sum of income from continuing operations before income tax (BT), interest expense (I) and interest credited on investment products (IP) by the sum of interest expense (I) and interest credited on investment products (IP). The formula for this ratio is: (BT+I+IP)/(I+IP). Investment products include products such as guaranteed investment contracts, annuities, and variable universal life insurance policies. This results in a negative impact on the ratio of earnings to fixed charges because the effect of increases in interest credited to contractholders more than offsets the effect of the increases in earnings.

(2)

Protective Life calculates the ratio of “Consolidated Earnings to Fixed Charges Before Interest Credited on Investment Products” by dividing the sum of income from continuing operations before income tax (BT) and interest expense (which includes an estimate of the interest component of operating lease expense (I) by interest expense (I). The formula for this calculation, therefore, would be: (BT+I)/I. Protective Life continues to sell investment products that credit interest to the contractholder.

Item 7. Financial Statements and Exhibits.

          (c)     Exhibits

    Exhibit Number                           Description of Document
    --------------      ----------------------------------------------------------------------
             12.1       Statement Regarding Computation of Ratio of Earnings to Fixed Charges

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROTECTIVE LIFE INSURANCE COMPANY
BY/s/ Steven G. Walker
Steven G. Walker
Vice President and Controller
and Chief Accounting Officer
(Duly authorized officer)

Dated:   November 19, 2003

Exhibit Index

    Exhibit Number                             Description                                             Page Number
    --------------                             -----------                                             -----------
             12.1       Statement Regarding Computation of Ratio of Earnings to Fixed Charges